SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of
               the Securities Exchange Act of 1934


               Date of Report:  December 23, 1996
                (Date of earliest event reported)


                         CITIZENS, INC.
     (Exact name of registrant as specified in its charter)


                            COLORADO
                 (State or other jurisdiction of
                         incorporation)



        0-16509                              84-0755371
(Commission File Number)                   (IRS Employer
                                       Identification Number)


 400 East Anderson Lane
     Austin, Texas                             78752
 (Address of principal                       (Zip Code)
   executive offices)

                        (512) 837-7100
                 (Registrant's telephone number)
Item 1.  Changes in Control of Registrant.
     None.

Item 2.  Acquisition or Disposition of Assets.
     None.

Item 3.  Bankruptcy or Receivership.
     None.

Item 4.  Certifying Accountants.
     None.

Item 5.  Other Events.
     None.

Item 6.  Resignations of Registrant's Directors.
     None.

Item 7.  Financial Statements and Exhibits.
     None.

Item 8.  Change in Fiscal Year.
     None.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

As previously disclosed in Registrant's filings with the Commission, under Regulation S purchase rights are granted to Citizens Insurance Company of America ("CICA") policyholders who are neither U.S. citizens nor residents. Certain purchase rights were exercised for the issuance of Registrant's Class A Common Stock, no par value, as follows under Regulation S:

                                       No.                     of
Proceeds
           Date               Shares1              Total   Price2
Commissions3          to Registrant
        12/23/96    3,950                $29,625.00     $3,703.12
$25,921.88
_____________________
1 The shares are issued subject to a contractual three-year holding period.
2 All dollar amounts are reported in US dollars.
3 Payable to CINN-A-CORP., a Panamanian corporation, as managing agent.
                            SIGNATURE


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on Registrant's behalf by the undersigned, duly authorized and empowered officer of the Registrant.

                                      CITIZENS, INC.




                                      By:/s/ Mark A. Oliver
                                         Mark A. Oliver, FLMI
                                         Executive Vice President
                                         Secretary / Treasurer
                                         Chief Financial Officer


Date:  January 1, 1997